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                                  EXHIBIT 23.3

                       CONSENT OF MICHAEL A. GLENN, ESQ.

     We hereby consent to the reference to our name under the heading of "Experts" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.



Date:  January 31, 1997         /s/ Michael A. Glenn
                                --------------------
                                Michael A. Glenn, Esq.